Exhibit 10.1

TRANSACTION AGREEMENT

This Transaction Agreement (this “Agreement”), is made as of March 10, 2021 (the “Effective Date”), by and between Great Elm Group, Inc. a Delaware corporation (“GEG”), MAST Capital Management, LLC, a Delaware limited liability company (“MAST”), and David Steinberg, an individual (“Steinberg”). GEG, MAST and Steinberg are referred to herein as the “Parties.” GECC GP Corp., a Delaware corporation (“GP Corp”), and Forest Investments, Inc. (f/k/a Great Elm Capital Group, Inc.), a Delaware corporation (“Forest”), are not Parties to this Agreement but have executed acknowledgements with respect to the waiver of certain rights by MAST and Steinberg hereunder.

WHEREAS, capitalized terms used herein without definition have the meaning assigned to such terms in Section 4.16 hereof;

WHEREAS, on December 29, 2020, Forest completed a holding company reorganization whereby GEG was formed as a new public holding company, and all common stock in Forest was automatically exchanged for common stock of GEG (the “Reorganization”);

WHEREAS, in connection with the Reorganization, the 5% Convertible Senior PIK Notes due 2030 issued by Forest were automatically exchanged for 5% Senior Convertible PIK Notes due 2030 issued by GEG (the “Notes”);

WHEREAS, subject to the terms hereof, GEG shall issue to MAST $2,250,000 in aggregate principal amount of additional Notes (the “Additional Notes”); and

WHEREAS, subject to the terms hereof, each of MAST and Steinberg shall irrevocably sell, transfer and assign to GEG, free of all liens, claims and encumbrances (collectively, the “MAST Consideration”):

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100% of the obligations and other amounts owing to MAST under that certain Amended and Restated Senior Secured Note, dated as of September 18, 2017, by and between MAST, as holder, and GP Corp, as obligor (the “MAST Secured Note”), together with all rights and interests of MAST thereunder;

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100% of the common stock Beneficially Owned by MAST and Steinberg in GP Corp (the “GP Corp Common Stock”), together with all rights and interests of MAST and Steinberg under that certain stock subscription agreement, dated as of June 22, 2016, by and among GP Corp, MAST, Steinberg and the other parties thereto, as amended (the “Subscription Agreement”), and the Organizational Documents of GP Corp; and

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all rights and interests of MAST, Steinberg and the funds under MAST’s management (the “MAST Funds”) under the Indaba Agreements, including, without limitation, all rights to designate directors to the board of directors of Forest.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1	The Additional Notes.

(a)Upon the terms and subject to the conditions herein, in consideration for the MAST Consideration, GEG agrees to issue to MAST $2,250,000 aggregate principal amount of Additional Notes, in substantially the same form as Exhibit 4.4 to GEG’s current report on Form 8-K, filed with the Commission on December 29, 2020 and with such changes to reflect the Noteholder Consent and Waiver.

1.2	The MAST Secured Note.

(a)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, GEG shall acquire from MAST and MAST shall sell, transfer, assign, and convey to GEG, free and clear of all taxes, liens, security interests, options, purchase rights or other encumbrances, the MAST Secured Note.

(b)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, GEG shall acquire from Steinberg and Steinberg shall sell, transfer, assign, and convey to GEG, free and clear of all taxes, liens, security interests, options, purchase rights or other encumbrances, any interest he may have in the MAST Secured Note.

1.3	GP Corp Common Stock and Subscription Agreement.

(a)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, MAST shall sell, transfer, assign, and convey to GEG, free and clear of all taxes, liens, security interests, options, purchase rights or other encumbrances, 100% of the shares of GP Corp Common Stock Beneficially Owned by MAST.

(b)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, Steinberg shall sell, transfer, assign, and convey to GEG, free and clear of all taxes, liens, security interests, options, purchase rights or other encumbrances, 100% of the shares of GP Corp Stock Beneficially Owned by Steinberg.

(c)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, MAST hereby irrevocably waives any and all rights, interests and obligations that may be owed by Forest, GEG or GP Corp to MAST under the Subscription Agreement or the Organizational Documents of GP Corp.

(d)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, Steinberg hereby irrevocably waives any and all rights, interests and obligations that may be owed by Forest, GEG or GP Corp to Steinberg under the Subscription Agreement or the Organizational Documents of GP Corp.

1.4	Indaba Agreement Rights.

(a)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, MAST, on behalf of itself and each of the MAST Funds, hereby irrevocably waives any and all rights, interests and obligations that may be owed by GEG or Forest or any of their subsidiaries or affiliates to MAST or any MAST Fund under the Indaba Agreements, including, without limitation, the right of MAST or any MAST Fund to appoint members of the board of directors of Forest or any affiliate thereof.

(b)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, Steinberg hereby irrevocably waives any and all rights, interests and obligations that may be owed by Forest or GEG or any of their subsidiaries or affiliates to Steinberg under the Indaba Agreements, including, without limitation, the right of Steinberg to appoint members of the board of directors of Forest or any affiliate thereof.

(c)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, Steinberg and MAST, on behalf of itself and each of the MAST Funds, agree that the Indaba Agreements shall be terminated as of the Effective Date and shall be of no further force or effect.

1.5	Separation Agreement Provisions.

(a)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, MAST, on behalf of itself and each of the MAST Funds, hereby irrevocably waives any and all rights, interests and obligations that may be owed by GEG or Forest or any of their subsidiaries or affiliates to MAST or any MAST Fund under any provision of the Separation Agreement referring or relating to the MAST Owned Securities or the Indaba Agreements or, in each case, the rights of MAST, the MAST Funds and/or Steinberg thereunder.

(b)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, Steinberg hereby irrevocably waives any and all rights, interests and obligations that may be owed by Forest or GEG or any of their subsidiaries or affiliates to Steinberg under any provision of the Separation Agreement referring or relating to the MAST Owned Securities or the Indaba Agreements or, in each case, the rights of MAST, the MAST Funds and/or Steinberg thereunder.

(c)Upon the terms and subject to the conditions herein, in consideration for the Additional Notes, Steinberg and MAST, on behalf of itself and each of the MAST Funds, agree that the provisions of the Separation Agreement referring or relating to the MAST Owned Securities or the Indaba Agreements or, in each case, the rights of MAST, the MAST Funds and/or Steinberg thereunder shall be terminated as of the Effective Date and shall be of no further force or effect.

(d)For the avoidance of doubt, any provisions of the Separation Agreement which do not refer or relate to the MAST Owned Securities or the Indaba Agreements or, in each case, the rights of MAST, the MAST Funds and/or Steinberg thereunder shall remain in full force and effect.

1.6	Exemption from Registration.

(a)Assuming and relying on the truth and accuracy of MAST’s and Steinberg’s representations and warranties in Article III of this Agreement, the Parties are executing and delivering this Agreement in reliance upon exemptions from securities registration afforded by the rules and regulations as promulgated by the Commission under the Securities Act.

ARTICLE II

THE CLOSING

2.1	Closing

(a)The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange of documents and signatures on the date hereof, except with respect to any physical delivery requirements provided for in Section 2.2.

2.2	Conditions to Closing.

(a)At the Closing, GEG shall issue $2,250,000 aggregate principal amount of Additional Notes to MAST.

(b)At the Closing, MAST shall deliver to GEG (i) the MAST Secured Note, free and clear of all taxes, liens, security interests, options, purchase rights or other encumbrances, including the executed original MAST Secured Note or a lost note affidavit in respect thereof, and (ii) any documentation necessary to effect such delivery, including an executed assignment and assumption agreement in substantially the form attached as Exhibit A to the MAST Secured Note (the “MAST Secured Note Assignment”).

(c)At the Closing, GEG shall cause GP Corp to (i) effectuate the delivery of the shares of GP Corp Common Stock sold pursuant to Section 1.3 by entering the delivery in book entry form on the stock ledger of GP Corp in accordance with the GP Corp Organizational Documents and (ii) provide evidence of such delivery.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Party, severally and not jointly, hereby represents and warrants to each other Party as of the date hereof as follows and acknowledges and confirms each other Party is relying upon such representations and warranties in entering into this Agreement and consummating the transactions contemplated herein:

3.1	Representations and Warranties of GEG.

(a)GEG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)GEG has all requisite power and authority to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms hereof and all related transactions and to perform its obligations hereunder.  This Agreement has been duly authorized by all necessary corporate action of, and executed and delivered by, GEG.

(c)The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation or breach by GEG of, or constitute a default by the GEG under, any applicable law, rule or regulation, any provision of its Organizational Documents or any agreement, instrument, decree, judgment or order to which GEG is a party or by which GEG may be bound.  There is no action, suit, proceeding or investigation pending against GEG or, to GEG’s knowledge, currently threatened that questions the validity of this Agreement, or the right of GEG to enter into this Agreement or to consummate the transaction contemplated hereby or that may otherwise have an adverse effect on the ability of GEG to comply with or perform any of its obligations under this Agreement.

(d)The Additional Notes have been duly authorized by GEG and, when executed and delivered by GEG, will constitute a legal, valid and binding instrument enforceable against GEG in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (“Enforceability Exceptions”).

3.2	Representations and Warranties of MAST.

(a)MAST is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)MAST, on behalf of itself and all MAST Funds, has all requisite power and authority to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms hereof and all related transactions and to perform its obligations hereunder.  This Agreement has been duly authorized by all necessary corporate action of, and executed and delivered by, MAST.

(c)The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation or breach by MAST or any MAST Fund of, or constitute a default by MAST or any MAST Fund under, any applicable law, rule or regulation, any provision of its Organizational Documents or any agreement, instrument, decree, judgment or order to which MAST or any MAST Fund is a party or by which MAST of any MAST Fund may be bound.  There is no action, suit, proceeding or investigation pending against MAST or any MAST Fund or, to MAST’s knowledge, currently threatened that questions the validity of this Agreement, or the right of MAST to enter into this Agreement or to consummate the transaction contemplated hereby or that may otherwise have an adverse effect on the ability of MAST and any MAST Fund to comply with or perform any of its obligations under this Agreement.

(d)The MAST Secured Note Assignment has been duly authorized by MAST and, when executed and delivered by MAST, will constitute a legal, valid and binding instrument enforceable against MAST in accordance with its terms, subject to the Enforceability Exceptions.

(e)MAST is the owner, beneficially and of record, of the MAST Owned Securities and has good and marketable right, title and interest in and to all the MAST Owned Securities, free and clear of all liens, encumbrances, security agreements, claims, charges and restrictions, including, without limitation, any right of first refusal, preemptive, tag-along or other comparable obligations or restrictions.  MAST has not transferred, assigned, conveyed, encumbered or granted a participation in the MAST Owned Securities, in whole or in part, to any party.  Upon payment for the MAST Owned Securities in accordance with this Agreement, MAST will convey to GEG, and GEG shall acquire good and marketable title to such MAST Owned Securities, free and clear of all liens, pledges, security interests, charges, contractual obligations, transfer restrictions, claims or other encumbrances.

(f)After the consummation of the transactions contemplated by this Agreement, MAST and all MAST Funds will not own any equity securities of GP Corp, any options or warrants to acquire such securities, any securities exercisable for, convertible into or exchangeable for such securities, or own or possess any other right (contractual or otherwise) to purchase or acquire such securities.

(g)MAST (i) is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, (ii) is a sophisticated entity familiar with transactions similar to those contemplated by this Agreement, (iii) has adequate information to make an informed decision regarding entry into this Agreement and the transactions contemplated thereby, (iv) has negotiated this Agreement on an arm’s-length basis and has had an opportunity to consult with its legal, tax and financial advisors concerning this Agreement and its subject matter and (v) has independently made its own analysis and decision to enter into this Agreement.

(h)MAST, on behalf of itself and all MAST Funds, hereby acknowledges and agrees that the Indaba Agreements, including, without limitation, the rights therein to appoint members of the board of directors of Forest or any affiliate thereof, are hereby terminated in their entirety effective as of the Effective Date, and that as of such date all rights of MAST and all MAST Funds under the Indaba Agreements shall be terminated and waived in their entirety and shall be of no further force or effect.

(i)MAST, on behalf of itself and all MAST Funds, hereby acknowledges and agrees that the provisions of the Separation Agreement referring or relating to the MAST Owned Securities or the Indaba Agreements, or, in each case, the rights of MAST, the MAST Funds and/or Steinberg thereunder, are hereby terminated in their entirety effective as of the Effective Date, and that as of such date all rights of MAST and all MAST Funds under such provisions of the Separation Agreement shall be terminated and waived in their entirety and shall be of no further force or effect.

(j)MAST, on behalf of itself and the MAST Funds, hereby acknowledges and agrees that, as of the Effective Date, it has no claims against GEG, its affiliates, or any of their respective officers, directors, employees, successors, assigns, members, stockholders or controlling persons under the Separation Agreement or otherwise, and that as of such date any such claims shall be waived in their entirety.

(k)MAST is the investment manager of each of the MAST Funds and has all requisite power, right and authority to waive all rights, interests and obligations of each MAST Fund pursuant to this Agreement.

3.3	Representations and Warranties of Steinberg.

(a)The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation or breach by Steinberg of, or constitute a default by Steinberg under, any applicable law, rule or regulation or any agreement, instrument, decree, judgment or order to which Steinberg is a party or by which Steinberg may be bound.  There is no action, suit, proceeding or investigation pending against Steinberg or, to Steinberg’s knowledge, currently threatened that questions the validity of this Agreement, or the right of Steinberg to enter into this Agreement or to consummate the transaction contemplated hereby or that may otherwise have an adverse effect on the ability of Steinberg to comply with or perform any of its obligations under this Agreement.

(b)Steinberg is the owner, beneficially and of record, of all the shares of GP Corp Common Stock to be sold by Steinberg under this Agreement and has good and marketable right, title and interest in and to all such shares, free and clear of all liens, encumbrances, security agreements, claims, charges and restrictions, including, without limitation, any right of first refusal, preemptive, tag-along or other comparable obligations or restrictions.  Steinberg has not transferred, assigned, conveyed, encumbered or granted a participation in the MAST Owned Securities, in whole or in part, to any party.  Upon payment for the shares of GP Corp Common Stock to be sold by Steinberg in accordance with this Agreement, Steinberg will convey to GEG, and GEG shall acquire good and marketable title to such shares of GP Corp Common Stock to be sold by Steinberg, free and clear of all liens, pledges, security interests, charges, contractual obligations, transfer restrictions, claims or other encumbrances.

(c)After the consummation of the transactions contemplated by this Agreement, Steinberg will not own any equity securities of GP Corp, any options or warrants to acquire such securities, any securities exercisable for, convertible into or exchangeable for such securities, or own or possess any other right (contractual or otherwise) to purchase or acquire such securities.

(d)Steinberg (i) is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, (ii) is a sophisticated investor familiar with transactions similar to those contemplated by this Agreement, (iii) has adequate information to make an informed decision regarding entry into this Agreement and the transactions contemplated thereby, (iv) has negotiated this Agreement on an arm’s-length basis and has had an opportunity to consult with its legal, tax and financial advisors concerning this Agreement and its subject matter and (v) has independently made its own analysis and decision to enter into this Agreement.

(e)Steinberg hereby acknowledges and agrees that the Indaba Agreements, including, without limitation, the rights therein to appoint members of the board of directors of Forest or any affiliate thereof, are hereby terminated in their entirety effective as of the Effective Date, and that as of such date all rights of MAST and all MAST Funds under the Indaba Agreements shall be terminated and waived in their entirety and shall be of no further force or effect.

(f)Steinberg hereby acknowledges and agrees that the provisions of the Separation Agreement relating to the MAST Owned Securities or the Indaba Agreements, or, in each case, the rights of MAST, the MAST Funds and/or Steinberg thereunder, are hereby terminated in their entirety effective as of the Effective Date, and that as of such date all rights of MAST and all MAST Funds under such provisions of the Separation Agreement shall be terminated and waived in their entirety and shall be of no further force or effect.

(g)Steinberg hereby acknowledges and agrees that, as of the Effective Date, he has no claims against GEG, its affiliates, or any of their respective officers, directors, employees, successors, assigns, members, stockholders or controlling persons under the Separation Agreement or otherwise, and that as of such date any such claims shall be waived in their entirety.

(h)Steinberg is the Managing Member of MAST and has all requisite power, right and authority to act on behalf of MAST and to execute this Agreement on behalf of MAST.  Steinberg confirms, in his capacity as the Managing Member of MAST, that MAST has the authority waive all rights, interests and obligations of each MAST Fund pursuant to this Agreement.

ARTICLE IV

MISCELLANEOUS

4.1	Expenses.

Each Party will pay its own expenses incurred in connection with the transactions contemplated by this Agreement, including, without limitation, any broker fees or expenses of financial advisors, financial sponsors, legal counsel or other advisors.

4.2	Tax Matters.

The Parties agree, for all U.S. federal (and applicable state) income tax purposes, that (a) the fair market value of the MAST Secured Note is equal to its principal amount and (b) the fair market value of the MAST Secured Note plus the fair market value of the shares of GP Corp Common Stock sold pursuant to Section 1.3 and the rights and interests of MAST, Steinberg and the MAST Funds under the Indaba Agreements is equal to (ii) the fair market value of the Additional Notes.  Each Party agrees not to assert, in connection with the preparing and filing of any tax returns, tax audit or similar proceeding, any position inconsistent with the foregoing, unless otherwise required by a determination of such Party’s auditors or as required pursuant to a determination within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended.

4.3	No Third Party Beneficiaries.

Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the Parties hereto and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be.

4.4	Additional Assurances.

Each Party agrees to execute, acknowledge and deliver such further instruments, and to do such other acts, as may be reasonably necessary in order to carry out the intent and purposes of this Agreement.

4.5	Complete Agreement.

This Agreement constitutes the entire agreement among the Parties hereto with respect to the transactions contemplated hereby and supersede any prior understandings, agreements or representations by or among such Parties, written or oral, that may have related in any way to the transactions contemplated hereby.

4.6	Release.

(a) Each of the Parties, on behalf of itself and its affiliates, and their respective officers, directors, employees, successors, assigns, members, stockholders and controlling persons, hereby releases and forever discharges each other Party and each of their respective officers, directors, employees, successors, assigns, members, stockholders, controlling persons and affiliates, as applicable, from any and all liability whatever, including all claims, demands and causes of action, of any kind, whether known or unknown including, any claims for breach of contract, breach of fiduciary duty, malpractice, declaratory relief, injunctive relief, misrepresentation, inequitable conduct, stockholder rights, receipt of insufficient consideration or any other claim, form of damage or theory of recovery whatsoever from the beginning of time until the Effective Date, arising out of, based upon or relating to actions or omissions occurring on or before the Effective Date.

(b)With respect to the subjects above, each Party providing a release hereunder, on behalf of itself and its affiliates, and their respective officers, directors, employees, successors, assigns, members, stockholders and controlling persons (each, a “Releasing Party”), recognizes and understands that this release applies to and covers any and all claims and counterclaims that could have been litigated or arbitrated. Each Releasing Party (i) expressly waives any right to claim or assert hereafter that any claim, counterclaim, demand or cause of action has been omitted, through ignorance, oversight or error, from this Agreement; (ii) makes this waiver with the full knowledge of their respective rights and with specific intent to release both known and unknown claims and (iii) expressly waives any right to claim or assert hereafter that this Agreement was induced by fraud, misrepresentation or mistake or is otherwise void, voidable or unenforceable as against that Releasing Party. This release is intended to be a general release and to include all claims or counterclaims which each Releasing Party does not know or suspect to exist at the time of execution hereof, and this release extinguishes any such claims or counterclaims.

(c)Each Party warrants, represents, and covenants not to sue or bring (or continue) any claim or proceeding against any of the other Party to enforce any waived right, interest or obligation pursuant to this Agreement except to the extent necessary to enforce or comply with any term of, or obligation created by, this Agreement. The remedy for breach of this covenant shall include, but not be limited to, the breaching Party’s payment of all attorneys’ fees and other expenses incurred by any of the Parties in connection with the defense of any such claim, cause of action, or proceeding.

(d)Each Party acknowledges and agrees that it has made an acceptable investigation of the facts pertaining to this Agreement and the matters pertaining hereto. Each Party further acknowledges and agrees that no party to this Agreement has made representations outside of those contained in this Agreement, and each Party expressly agrees and represents that it has not relied on any representation outside of this Agreement.

4.7	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.  None of the Parties hereto shall be permitted to assign its rights or obligations hereunder without the prior written consent of the other Party hereto.

4.8	Counterparts.

This Agreement may be executed in any number of counterparts; each such counterpart shall be deemed to be an original instrument and all counterparts together shall constitute one instrument.  This Agreement may also be executed and delivered by portable document format (pdf) and in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  This Agreement, any amendment thereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on the Parties the same as if it were physically executed.

4.9	Notices.

(a)All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, via electronic mail, by facsimile, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the appropriate Party at the address, email address or facsimile number, as applicable, set forth below (or at such other address for such Party as shall be specified by like notice):

If to GEG, to:	Great Elm Group, Inc. 800 South Street, Suite 230 Waltham, MA 02453 Attention: General Counsel

If to MAST to:	c/o MAST Capital Management, LLC 31 St. James Avenue, 6th Floor Boston, MA 02116 Attention: David J. Steinberg
If to Steinberg to:	c/o MAST Capital Management, LLC 31 St. James Avenue, 6th Floor Boston, MA 02116 Attention: David J. Steinberg

(b)All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by email or facsimile, (A) when delivered prior to 5:00 p.m. (New York time) on a Business Day or (B) if delivered after 5:00 p.m. on a Business Day or on a day that is not a Business Day, on the first Business Day following the date of delivery, (iii) in the case of delivery by nationally recognized overnight courier, on the second Business Day following the date when sent, and (iv) in the case of mailing, on the fifth Business Day following such mailing.

4.10	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereof.

4.11	Jurisdiction; Venue.

Each of the Parties hereto hereby submits and consents irrevocably to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the interpretation and enforcement of the provisions of this Agreement.  Each of the Parties hereto also agrees that the jurisdiction over the person of such Parties and the subject matter of such dispute shall be effected by the mailing of process or other papers in connection with any such action in the manner provided for in this Article or in such other manner as may be lawful, and that service in such manner shall constitute valid and sufficient service of process.

4.12	Jury Trial.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

4.13	Amendments and Waivers.

This Agreement may be amended or modified and the terms and conditions hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, the Party or Parties hereto waiving compliance.  No delay on the part of any Party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party hereto of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or other exercise thereof hereunder.  The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any Party hereto may otherwise have at law or in equity.

4.14	Termination.

The agreements and covenants set forth in Section 1.3(c), Section 1.3(d), Section 1.4(a), Section 1.4(b), Section 1.5(a), Section 1.5(b) and this Article IV, including, without limitation, Section 4.6, shall survive the termination of this Agreement.

4.15	Headings.

The captions to the several Articles and Sections hereof are not a part of this Agreement but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

4.16	Certain Definitions.

“$” or “dollar” means U.S. dollars.

“Beneficial Ownership” has the meaning set forth in Rule 13d-3 of the Exchange Act. The terms “Beneficial Owner,” “Beneficially Own,” and “Beneficially Owned” shall have the correlative meanings.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Contract” means any loan or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order, instrument, permit, concession, franchise, license, commitment, contract, subcontract or other agreement, in each case, whether written or oral.

“Exchange Act” means the Securities Exchange Act of 1934.

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Entity” means any domestic or foreign federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, or any court or tribunal.

“Indaba Agreements” mean those certain (i) Securities Purchase Agreement, dated as of June 28, 2013, by and between Forest and Indaba Capital Fund, L.P. (“Indaba”); (ii) Director

Designation Right Assignment Agreement, dated as of May 21, 2015, by and among Indaba and the MAST Funds; (iii) Letter Agreement, dated May 29, 2015, by and among Forest, the MAST Funds and Indaba; (iv) Director Designation Right Assignment Agreement, dated as of August 14, 2015, by and among Indaba and the MAST Funds; and (v) Letter Agreement, dated as of August 14, 2015, by and among the Forest, the MAST Funds and Indaba.

“MAST Owned Securities” means (i) the MAST Secured Note and (ii) the GP Corp Common Stock.

“Noteholder Consent and Waiver” means the Noteholder Consent and Waiver, dated as of the date hereof, by and among certain existing holders of the Notes.

“Organizational Document” means, with respect to a Person (other than an individual), any document by which such Person establishes its legal existence or which governs such Person’s internal affairs.

“Person” means and includes an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity (or any department, agency, or political subdivision thereof).

“Securities Act” means the Securities Act of 1933, as amended.

“Separation Agreement” means that certain Separation Agreement, dated as of September 18, 2017, by and among Forest, MAST, Steinberg, the MAST Funds and the other parties thereto.

4.17	Rules of Construction.

(a)When a reference is made in this Agreement to a section or article, such reference will be to a section or article of this Agreement, unless otherwise clearly indicated to the contrary.  Whenever the words “include,” “includes” or “including” are used in this Agreement they will be deemed to be followed by the words “without limitation”.  The words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article and section references are references to the articles and sections of this Agreement, unless otherwise specified. The plural of any defined term will have a meaning correlative to such defined term and words denoting any gender will include all genders and the neuter. Where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning. A reference to any legislation or to any provision of any legislation will include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations and statutory instruments issued or related to such legislation. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. No prior draft of this Agreement will be used in the interpretation or construction of this Agreement. Headings are used for convenience only and will not in any way affect the construction or interpretation of this Agreement.

4.18	Severability.

(a)Any term or provision hereof that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares any term or provision hereof invalid, void or unenforceable, the court or other authority making such determination will have the power to and will, subject to the discretion of such body, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the date first above written.

Great Elm Group, Inc.

By: /s/ Jason Reese	Name: Jason W. Reese Title: Executive Chairman

MAST Capital Management, LLC

By: /s/ David Steinberg	Name: David Steinberg Title: Managing Member

David Steinberg

By: /s/ David Steinberg	Name: David Steinberg

ACKNOWLEDGMENT OF GP CORP

The undersigned is a party to the Subscription Agreement and governed by the Organizational Documents of GP Corp and is a party to the Separation Agreement and hereby (i) acknowledges receipt of an executed copy of this Agreement and (ii) acknowledges and accepts, to the fullest extent permitted by applicable law, the waiver of rights under the Subscription Agreement and Organizational Documents of GP Corp and certain provisions of the Separation Agreement by MAST, on behalf of itself and the MAST Funds, and Steinberg.

GECC GP Corp.

By: /s/ Jason Reese	Name: Jason W. Reese Title: Director

ACKNOWLEDGMENT OF FOREST

The undersigned is a party to certain of the Indaba Agreements and the Separation Agreement and hereby (i) acknowledges receipt of an executed copy of this Agreement and (ii) acknowledges and accepts, to the fullest extent permitted by applicable law, the waiver of rights under the Indaba Agreements and certain provisions of the Separation Agreement by MAST, on behalf of itself and the MAST Funds, and Steinberg.

Forest Investments, Inc.

By: /s/ Jason Reese	Name: Jason W. Reese Title: Director